BlackRock Funds III

iShares MSCI Total International Index Fund

(the “Fund”)

Supplement dated March 10, 2022

to the Summary Prospectuses and Prospectuses of the Fund, as amended to date

Effective immediately, the Summary Prospectuses and Prospectuses of the Fund are amended as follows:

The risk factor entitled “Tracking Error Risk” in the section of the Fund’s Summary Prospectuses entitled “Key Facts About iShares MSCI Total International Index Fund—Principal Risks of Investing in the Fund” and the section of the Fund’s Prospectuses entitled “Fund Overview—Key Facts About iShares MSCI Total International Index Fund—Principal Risks of Investing in the Fund” is amended to add the following:

Sanctions, the decision by Russia to suspend trading on the Moscow Exchange (MOEX) and prohibit non-resident investors from executing security sales, and other events have led to changes in the Fund’s Underlying Index. In particular, the index provider has removed, as of March 9, 2022, Russian securities from the Underlying Index. To the extent that the Fund rebalances its portfolio and trades in non-Russian securities to seek to track the investment results of the Underlying Index, this may result in transaction costs and increased tracking error. As a result of sanctions, the Fund is currently restricted from trading in Russian securities, including those in its portfolio, while the Underlying Index has removed Russian securities. This disparity will also lead to increased tracking error. The inability of the Fund to trade in Russian securities may adversely affect the Fund’s ability to meet its investment objective. It is unknown when, or if, sanctions may be lifted or the Fund’s ability to trade in Russian securities will resume.

Shareholders should retain this Supplement for future reference.

PR2-TI-0322SUP